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                                                                    EXHIBIT 10.2

                              THIRD AMENDMENT TO
              AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
                     OF NEW CENTURY SEATTLE PARTNERS, L.P.

     This Third Amendment to the Amended and Restated Limited Partnership Agreement of New Century Seattle Partners, L.P. (this "Third Amendment") dated as of April 30, 1998 is made and entered into by and among KJR Radio, Inc. ("KJR/LP") and The Ackerley Group, Inc. f/k/a Ackerley Communications, Inc. ("Ackerley") and AK Media Group, Inc. ("AKMG").

                                   RECITALS:

A. Century Management, Inc. ("CMI"), ASDP/New Century, Inc. ("ASDP/LP"), UnionBanCal Venture Corporation f/k/a Union Venture Corporation ("UVC/LP"), KJR and Ackerley entered into a certain Amended and Restated Limited Partnership Agreement of New Century Seattle Partners, L.P. (the "Partnership"), dated as of July 14, 1994.

B. The Amended and Restated Limited Partnership Agreement was amended pursuant to an Amendment, Waiver and Consent to Amended and Restated Limited Partnership Agreement of New Century Seattle Partners, L.P. dated as of April __, 1996.

C. Pursuant to a Purchase, Redemption and Termination Agreement, made as of the 17th day of February, 1998, by and among Alta Subordinated Debt Partners III, L.P. ("ASDP"), ASDP/LP, UVC/LP, the Partnership, New Century Seattle License Partnership (the "License Partnership"), New Century Seattle Partners (the "Operating Partnership"), NCSI, Century, KJR/LP and Ackerley, the Partnership satisfied all outstanding obligations to ASDP/LP and UVC/LP, and ASDP/LP and UVC/LP withdrew as partners of the Partnership and relinquished their entire ownership interests in the Partnership, including all of their rights and obligations under the Partnership Agreement.

D. The Amended and Restated Limited Partnership Agreement was amend pursuant to a Second Amendment to Amended and Restated Limited Partnership Agreement of New Century Seattle Partners, L.P. dated as of March 10, 1998 (as amended, the "Partnership Agreement") to reflect the withdrawal of ASDP/NC and UVC as partners of the Partnership and to make certain other changes to the Partnership Agreement.

E. Pursuant to a Partnership Redemption Agreement dated as of February 11, 1998 by and between the Partnership, CMI and KJR/LP, the Partnership agreed that it would redeem the interest of CMI in the Partnership in accordance with the terms of said agreement.

F. Simultaneously with the execution of this Amendment, the parties are closing transaction contemplated by the Partnership Redemption Agreement. This Amendment confirms the withdrawal of CMI as the General Partner and the relinquishment of CMI Partnership Interest, and authorizes the replacement of KJR/LP as the General Partner and the admission of AKMG/LP as a limited partner, all on the terms and conditions set forth below.
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                                   AGREEMENT:

     In consideration of the above recitals and of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1. Defined Terms. Initially capitalized terms used herein which are not otherwise defined shall have the meanings assigned thereto in the Partnership Agreement.

     2. Withdrawal of General Partner. The Partnership Agreement is amended to reflect the withdrawal of CMI as the General Partner.

     3. Relinquishment of Partnership Interest. The Partnership Agreement is amended to reflect the relinquishment of CMI's Partnership Interest.

     4. Replacement of General Partner. The Partnership Agreement is amended to reflect the replacement of KJR/LP as the General Partner. KJR/LP's Partnership Interest shall hereinafter be deemed a general partnership interest.

     5. Admission of AKMG/LP. The Partnership Agreement is amended reflect the admission of AKMG/LP as a Limited Partner with a 1% Partnership Interest.

     6. Ratification. Except as specifically amended hereinabove, the Limited Partnership Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     7. Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed and original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Amended and Restated Limited Partnership Agreement of New Century Seattle Partners, L.P. as of the day and year first above written.


                         CENTURY MANAGEMENT, INC.

                         By:   /s/ Lance W. Anderson
                               ---------------------
                         Name:   Lance W. Anderson
                         Title:  Secretary/Treasurer
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                         KJR RADIO, INC.

                         By:   /s/ Denis M. Curley
                               -------------------
                         Name:   Denis M. Curley
                         Title:  Secretary/Treasurer


                         THE ACKERLEY GROUP, INC.

                         By:   /s/ Denis M. Curley
                               -------------------
                         Name:   Denis M. Curley
                         Title:  Secretary/Treasurer


                         AK MEDIA GROUP, INC.

                         By:   /s/ Denis M. Curley
                               -------------------
                         Name:   Denis M. Curley
                         Title:  Secretary/Treasurer